Exhibit 10.2.3

NON-QUALIFIED STOCK OPTION AGREEMENT

COLEY PHARMACEUTICAL GROUP, INC.

AGREEMENT made as of “Effective Date” listed in Exhibit C to this Agreement between Coley Pharmaceutical Group, Inc., a Delaware corporation having a principal place of business at 93 Worcester Street, Suite 101, Wellesley, Massachusetts 02481 (the “Company”) and an employee of the Company listed and identified in Exhibit C as the ”Participant”).

WHEREAS, the Company desires to grant to the Participant an Option to purchase shares of its common stock, par value $.01 per share (the “Shares”), under and for the purposes set forth in the Company’s 1997 Participant, Director and Consultant Stock Option Plan, as amended (the ”Plan”);

WHEREAS, the Company and the Participant understand and agree that any terms used and not defined herein have the same meanings as in the Plan; and

WHEREAS, the Company and the Participant each intend that the Option granted herein shall be a Non-Qualified Option.

NOW, THEREFORE, in consideration of the mutual covenants hereinafter set forth and for other good and valuable consideration, the parties hereto agree as follows:

1. GRANT OF OPTION. The Company hereby grants to the Employee the right and option to purchase all or any part of an aggregate of the “Option Shares” listed in Exhibit C, on the terms and conditions and subject to all the limitations set forth herein and in the Plan, which is incorporated herein by reference (the “Option”). The Employee acknowledges receipt of a copy of the Plan.

2. PURCHASE PRICE. The purchase price of the Shares covered by the Option shall be the price per Share listed as the “Purchase Price” in Exhibit C, subject to adjustment, as provided in the Plan, in the event of a stock split, reverse stock split or other events affecting the holders of Shares after the date hereof (the ”Exercise Price”). Payment shall be made in accordance with Paragraph 7 of the Plan.

3. EXERCISABILITY OF OPTION. Subject to the terms and conditions set forth in this Agreement and the Plan, the Option granted hereby shall be fully exercisable as of the date hereof, provided, however, that the Company shall have certain rights to repurchase Shares acquired by the Participant by exercise of the Option, as more fully set forth in Section 4 of this Agreement.

4. COMPANY’S LAPSING REPURCHASE RIGHT.

(a) Lapsing Repurchase Right. In the event that for any reason the Participant ceases to be an employee, a consultant or director of the Company prior to the fourth anniversary after the Effective Date (a ”Termination”), the Company or its designee shall have the option for a period of six (6) months following, the later of (i) Termination, and (ii) the date of the last exercise of the Option granted hereby, to purchase from the Participant (or the Participant’s Survivors), and the Participant (or the Participant’s Survivors) shall be obligated to sell to the

Company or its designee, at a price per Share equal to the Exercise Price, all or any part of the Shares set forth below (the “Lapsing Repurchase Right”). Notwithstanding the foregoing, in the event that the Company is prohibited during such six (6) month period from exercising the Lapsing Repurchase Right by Section 160 of the Delaware General Corporation Law, as amended from time to time (or any successor provision), then the time period during which such Lapsing Repurchase Right may be exercised shall be extended until thirty (30) days after the Company is not so prohibited.

(i) If such Termination is prior to the first anniversary after the Date of Grant the Company shall have the option to repurchase all the Shares acquired by the Participant by exercise of the Option (including any Shares acquired after such Termination pursuant to the provisions hereof); and

(ii) If such Termination is on or after the first anniversary after the Date of Grant and prior to the fourth anniversary after the Effective Date, the Company shall have the option to repurchase the lesser of (1) the number of Shares acquired by the Participant by exercise of the Option (including any Shares acquired after such termination of employment, directorship or consultancy pursuant to the provisions hereof) and (2) 75% of the total Option Shares granted hereunder less 1/48 (2.08333%) of the total Option Shares granted hereunder for each full calendar month elapsed after the first anniversary after the Effective Date to the date of such Termination.

(iii) Notwithstanding the foregoing, in the event of a Change of Control (as defined in the Plan) prior to a Termination, the Lapsing Repurchase Right of the Company shall terminate immediately prior, but subject, to such Change of Control with respect to the number of Shares then remaining subject to the Lapsing Repurchase Right unless this Option has otherwise expired or been terminated pursuant to its terms or the terms of the Plan.

(b) Procedure For Exercising Lapsing Repurchase Right. In the event the Company exercises the Lapsing Repurchase Right, it shall give the Participant (or the Participant’s Survivors) a written notice specifying the number of Shares which the Company elects to purchase and specifying a date for closing hereunder, which date shall be not less than ten (10) days nor more than sixty (60) days after the date of mailing of such notice, the Participant (or the Participant’s Survivors) shall have no further rights as the owner of the Shares which the Company elects to repurchase from and after the date specified in the notice. The closing shall take place at the Company’s principal office or such other location as the Company may reasonably designate in such notice. At the closing, the Participant (or the Participant’s Survivors) shall deliver (to the extent they are not in the possession of the Company) to the Company the Shares being purchased duly endorsed for transfer against the delivery of the purchase price by the Company. In the event that the Participant (or the Participant’s Survivors) fails to deliver the Shares as required by this Agreement, the Company may elect (x) to establish a segregated account to receive the payments, such account to be turned over to the Participant (or the Participant’s Survivors) upon delivery of the certificates representing such Shares and (y) immediately to take such action as is appropriate to transfer record title of such Shares from the Participant (or the Participant’s Survivors) to the Company and to treat the Participant (or the Participant’s Survivors) and such Shares in all respects as if delivery of the certificates representing such Shares had been made as required by this Agreement. The Participant hereby irrevocably grants the Company a power of attorney for the purpose of effectuating the foregoing.

(c) Adjustment Provisions. If the Company shall pay a stock dividend or declare a stock split on or with respect to any of its Common Stock, or otherwise distribute securities of the Company to the holders of its Common Stock, the number of shares of stock or other securities of the Company issued with respect to the Shares then subject to the Lapsing Repurchase Right shall be added to the Shares then subject to the Lapsing Repurchase Option Right without any change in the aggregate purchase price. If the Company shall distribute to its stockholders shares of stock of another corporation, the shares of stock of such other corporation distributed with respect to the Shares then subject to the Lapsing Repurchase Right shall be added to the Shares covered by the Lapsing Repurchase Right without any change in the aggregate purchase price. If the outstanding shares of Common Stock shall be subdivided into a greater number of shares or combined into a smaller number of shares, or in the event of a reclassification of the outstanding shares of Common Stock, or if the Company shall be a party to any capital reorganization, there shall be substituted for the Shares then covered by the Lapsing Repurchase Right such amount and kind of securities as are issued in such subdivision, combination, reclassification, or capital reorganization in respect of the Shares subject to the Lapsing Repurchase Right immediately prior thereto, without any change in the aggregate purchase price.

(d) Escrow. The certificates representing all Shares which are subject to the Lapsing Repurchase Right shall be delivered to the Company and the Company shall hold such Shares in escrow as provided in this Section 4(d). Promptly following a request from the Participant, the Company shall release from escrow and deliver to the Participant a certificate for the number of Shares, if any, as to which the Lapsing Repurchase Right has lapsed. In the event of a repurchase by the Company of Shares subject to the Lapsing Repurchase Right, the Company shall release from escrow and cancel a certificate for the number of Shares so repurchased. Any shares of the capital stock of the Company distributed in respect of the Shares held in escrow, including, without limitation, shares issued as a result of stock splits, stock dividends or other recapitalizations, shall also be held in escrow in the same manner as the Shares.

(e) Prohibition on Transfer. The Participant hereby agrees not to sell, transfer, assign, hypothecate or otherwise dispose of any of the Shares which are subject to the Lapsing Repurchase Right, whether voluntarily or by operation of law (other than to the Company or its designee). The Company shall not be required to transfer any Shares on its books which shall have been sold, assigned or otherwise transferred in violation hereof, or to treat as the owner of such Shares, or to accord the right to vote as such owner or to pay dividends to, any person or organization to which any such Shares shall have been so sold, assigned or otherwise transferred in violation hereof.

5. TERM OF OPTION. The Option shall terminate ten (10) years from the date of this Agreement, but shall be subject to earlier termination as provided herein or in the Plan.

If the Participant ceases to be an employee, director or consultant of the Company or of an Affiliate (for any reason other than the death or Disability of the Participant or termination of the Participant for “Cause” (as defined in the Plan)), the Option may be exercised, if it has not previously terminated, within three (3) months after the date the Participant ceases to be an employee, director or consultant of the Company or an Affiliate, or within the originally prescribed term of the Option, whichever is earlier, but may not be exercised thereafter. In such event, the Option shall be exercisable only to the extent that the Option is in effect at the date of such cessation of employment, directorship or consultancy. Notwithstanding the foregoing, in the event of the Participant’s Disability or death within three (3) months after the termination of employment, directorship or consultancy, the Participant or the Participant’s Survivors may exercise the Option within one (1) year after the date of the Participant’s termination of employment, directorship or consultancy, but in no event after the date of expiration of the term of the Option.

In the event the Participant’s employment, directorship or consultancy is terminated by the Company or an Affiliate for “Cause” (as defined in the Plan), the Participant’s right to exercise any unexercised portion of this Option shall cease as of such termination, and this Option shall thereupon terminate. Notwithstanding anything herein to the contrary, if subsequent to the Participant’s termination, but prior to the exercise of the Option, the Board of Directors of the Company determines that, either prior or subsequent to the Participant’s termination, the Participant engaged in conduct which would constitute “Cause,” then the Participant shall immediately cease to have any right to exercise the Option and this Option shall thereupon terminate.

In the event of the Disability of the Participant, as determined in accordance with the Plan, the Option shall be exercisable to the extent not exercised as of the date of Disability within one (1) year after the Participant’s termination of service or, if earlier, within the term originally prescribed by the Option.

In the event of the death of the Participant while an employee, director or consultant of the Company or of an Affiliate, the Option shall be exercisable to the extent not exercised as of the date of death by the Participant’s Survivors within one (1) year after the date of death of the Participant or, if earlier, within the originally prescribed term of the Option.

6. METHOD OF EXERCISING OPTION. Subject to the terms and conditions of this Agreement, the Option may be exercised by written notice to the Company at its principal executive office, in substantially the form of Exhibit A attached hereto. Such notice shall state the number of Shares with respect to which the Option is being exercised and shall be signed by the person exercising the Option. Payment of the purchase price for such Shares shall be made in accordance with Paragraph 7 of the Plan. The Company shall deliver a certificate or certificates representing such Shares as soon as practicable after the notice shall be received, provided, however, that the Company may delay issuance of such Shares until completion of any action or obtaining of any consent, which the Company deems necessary under any applicable law (including, without limitation, state securities or “blue sky” laws). The certificate or certificates for the Shares as to which the Option shall have been so exercised shall be registered in the name of the person or persons so exercising the Option (or, if the Option shall be exercised by the Participant and if the Participant shall so request in the notice exercising the Option, shall be registered in the name of the Participant and another person jointly, with right of survivorship) and shall be delivered as provided above to or upon the written order of the person or persons exercising the Option. In the event the Option shall be exercised, pursuant to Section 6 hereof, by any person or persons other than the Participant, such notice shall be accompanied by appropriate proof of the right of such person or persons to exercise the Option. All Shares that shall be purchased upon the exercise of the Option as provided herein shall be fully paid and nonassessable.

7. PARTIAL EXERCISE. Exercise of this Option to the extent above stated may be made in part at any time and from time to time within the above limits, except that no fractional share shall be issued pursuant to this Option.

8. NON-ASSIGNABILITY. The Option shall not be transferable by the Participant otherwise than by will or by the laws of descent and distribution. The Option shall be exercisable, during the Participant’s lifetime, only by the Participant (or, in the event of legal incapacity or incompetency, by the Participant’s guardian or representative) and shall not be assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment or similar process. Any attempted transfer, assignment, pledge, hypothecation or other disposition of the Option or of any rights granted hereunder contrary to the provisions of this Section 8, or the levy of any attachment or similar process upon the Option shall be null and void.

9. NO RIGHTS AS STOCKHOLDER UNTIL EXERCISE. The Participant shall have no rights as a stockholder with respect to Shares subject to this Agreement until registration of the Shares in the Company’s share register in the name of the Participant. Except as is expressly provided in the Plan with respect to certain changes in the capitalization of the Company, no adjustment shall be made for dividends or similar rights for which the record date is prior to the date of such registration.

10. CAPITAL CHANGES AND BUSINESS SUCCESSIONS. The Plan contains provisions covering the treatment of Options in a number of contingencies such as stock splits and mergers. Provisions in the Plan for adjustment with respect to stock subject to Options and the related provisions with respect to successors to the business of the Company are hereby made applicable hereunder and are incorporated herein by reference.

11. TAXES. The Participant acknowledges that upon exercise of the Option the Participant will be deemed to have taxable income measured by the difference between the then fair market value of the Shares received upon exercise and the price paid for such Shares pursuant to this Agreement. The Participant agrees that the Company may withhold from the Participant’s remuneration, if any, the appropriate amount of federal, state and local withholding taxes attributable to such amount that is considered compensation includable in such person’s gross income. At the Company’s discretion, the amount required to be withheld may be withheld in cash from such remuneration, or in kind from the Shares otherwise deliverable to the Participant on exercise of the Option. The Participant further agrees that, if the Company does not withhold an amount from the Participant’s remuneration sufficient to satisfy the Company’s income tax withholding obligation, the Participant will reimburse the Company on demand, in cash, for the amount under-withheld.

12. PURCHASE FOR INVESTMENT. Unless the offering and sale of the Shares to be issued upon the particular exercise of the Option shall have been effectively registered under the Securities Act of 1933, as now in force or hereafter amended (the “1933 Act”), the Company shall be under no obligation to issue the Shares covered by such exercise unless and until the following conditions have been fulfilled:

(a) The person(s) who exercise the Option shall warrant to the Company, at the time of such exercise, that such person(s) are acquiring such Shares for their own respective accounts, for investment, and not with a view to, or for sale in connection with, the distribution of any such Shares, in which event the person(s) acquiring such Shares shall be bound by the provisions of the following legend which shall be endorsed upon the certificate(s) evidencing the Shares issued pursuant to such exercise:

“THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN TAKEN FOR INVESTMENT AND THEY MAY NOT BE SOLD OR OTHERWISE TRANSFERRED BY ANY PERSON, INCLUDING A PLEDGEE, UNLESS (1) EITHER (A) A REGISTRATION STATEMENT WITH RESPECT TO SUCH SHARES SHALL BE EFFECTIVE UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) THE COMPANY SHALL HAVE RECEIVED AN OPINION OF COUNSEL SATISFACTORY TO IT THAT AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT IS THEN AVAILABLE, AND (2) THERE SHALL HAVE BEEN COMPLIANCE WITH ALL APPLICABLE STATE SECURITIES LAWS;” AND

(b) If the Company so requires, the Company shall have received an opinion of its counsel that the Shares may be issued upon such particular exercise in compliance with the 1933 Act without registration thereunder. Without limiting the generality of the foregoing, the Company may delay issuance of the Shares until completion of any action or obtaining of any consent, which the Company deems necessary under any applicable law (including without limitation state securities or “blue sky” laws).

13. RESTRICTIONS ON TRANSFER OF SHARES.

13.1 The Shares acquired by the Participant pursuant to the exercise of the Option granted hereby shall not be transferred by the Participant except as permitted herein.

13.2 In the event of the termination of Participant’s employment, directorship or consultancy for Cause (as defined in the Plan), the Company shall have the option, but not the obligation, to repurchase all or any part of the Shares issued pursuant to this Agreement. In the event the Company does not, upon any such termination of employment, directorship or consultancy of the Participant (as described above), exercise its option pursuant to this Section 13.2, the restrictions set forth in the balance of this Agreement shall not thereby lapse, and the Participant for himself or herself, his or her heirs, legatees, executors, administrators and other successors in interest, agrees that the Shares shall remain subject to such restrictions. The following provisions shall apply to a repurchase under this Section 13.2 and shall be in addition to, and not in place of, the provisions set forth in Article 4 hereof:

(i) The per share repurchase price of the Shares to be sold to the Company upon exercise of its option under this Section 13.2 shall be equal to the Fair Market Value of each such Share determined in accordance with the Plan as of the date of termination, except that the per share repurchase price of the Shares subject to the Lapsing Repurchase Right shall be the Exercise Price.

(ii) The Company’s option to repurchase the Participant’s Shares in the event of termination of employment, directorship or consultancy shall be valid for a period of eighteen (18) months commencing with the date of such termination.

(iii) In the event the Company shall be entitled to and shall elect to exercise its option to repurchase the Participant’s Shares under this Section 13.2, the Company shall notify the Participant, or in case of death, his or her representative, in writing of its intent to repurchase the Shares. Such written notice may be mailed by the Company up to and including the last day of the time period provided for in Section 13.2(ii) for exercise of the Company’s option to repurchase.

(iv) The written notice to the Participant shall specify the address at which, and the time and date on which, payment of the repurchase price is to be made (the “Closing”). The date specified shall not be less than ten (10) days nor more than sixty (60) days from the date of the mailing of the notice, and the Participant or his or her successor in interest with respect to the Shares shall have no further rights as the owner thereof from and after the date specified in the notice. At the Closing, the repurchase price shall be delivered to the Participant or his or her successor in interest and the Shares being purchased, duly endorsed for transfer, shall, to the extent that they are not then in the possession of the Company, be delivered to the Company by the Participant or his or her successor in interest.

13.3 It shall be a condition precedent to the validity of any sale or other transfer of any Shares by the Participant that the following restrictions be complied with (except as hereinafter otherwise provided):

(i) No Shares owned by the Participant may be sold, pledged or otherwise transferred (including by gift or devise) to any person or entity, voluntarily, or by operation of law, except in accordance with the terms and conditions hereinafter set forth.

(ii) Before selling or otherwise transferring all or part of the Shares, the Participant shall give written notice of such intention to the Company, which notice shall include the name of the proposed transferee, the proposed purchase price per share, the terms of payment of such purchase price and all other matters relating to such sale or transfer and shall be accompanied by a copy of the binding written agreement of the proposed transferee to purchase the Shares of the Participant. Such notice shall constitute a binding offer by the Participant to sell to the Company such number of the Shares then held by the Participant as are proposed to be sold in the notice at the monetary price per share designated in such notice, payable on the terms offered to the Participant by the proposed transferee (provided, however, that the Company shall not be required to meet any non-monetary terms of the proposed transfer, including, without limitation, delivery of other securities in exchange for the Shares proposed to be sold). The Company shall give written notice to the Participant as to whether such offer has been accepted in whole by the Company within sixty (60) days after its receipt of written notice from the Participant. The Company may only accept such offer in whole and may not accept such offer in part. Such acceptance notice shall fix a time, location and date for the closing on such purchase (“Closing Date”) which shall not be less than ten (10) nor more than sixty

(60) days after the giving of the acceptance notice. The place for such closing shall be at the Company’s principal office. At such closing, the Participant shall accept payment as set forth herein and shall deliver to the Company in exchange therefor certificates for the number of Shares stated in the notice accompanied by duly executed instruments of transfer.

(iii) If the Company shall fail to accept any such offer, the Participant shall be free to sell all, but not less than all, of the Shares set forth in his or her notice to the designated transferee at the price and terms designated in the Participant’s notice, provided that (i) such sale is consummated within six (6) months after the giving of notice by the Participant to the Company as aforesaid, and (ii) the transferee first agrees in writing to be bound by the provisions of this Section 13 so that such transferee (and all subsequent transferees) shall thereafter only be permitted to sell or transfer the Shares in accordance with the terms hereof. After the expiration of such six (6) months, the provisions of this Section 13.3 shall again apply with respect to any proposed voluntary transfer of the Participant’s Shares.

(iv) The restrictions on transfer contained in this Section 13.3 shall not apply to (a) transfers by the Participant to his or her spouse or children or to a trust for the benefit of his or her spouse or children, (b) transfers by the Participant to his or her guardian or conservator, and (c) or transfers by the Participant, in the event of his or her death, to his or her executor(s) or administrator(s) or to trustee(s) under his or her will (collectively, “Permitted Transferees”); provided however, that in any such event the Shares so transferred in the hands of each such Permitted Transferee shall remain subject to this Agreement, and each such Permitted Transferee shall so acknowledge in writing as a condition precedent to the effectiveness of such transfer.

(v) The provisions of this Section 13.3 may be waived by the Company. Any such waiver may be unconditional or based upon such conditions as the Company may impose.

13.4 In the event that the Participant or his or her successor in interest fails to deliver the Shares to be repurchased by the Company under this Agreement, the Company may elect (a) to establish a segregated account in the amount of the repurchase price, such account to be turned over to the Participant or his or her successor in interest upon delivery of such Shares, and (b) immediately to take such action as is appropriate to transfer record title of such Shares from the Participant to the Company and to treat the Participant and such Shares in all respects as if delivery of such Shares had been made as required by this Agreement. The Participant hereby irrevocably grants the Company a power of attorney which shall be coupled with an interest for the purpose of effectuating the preceding sentence.

13.5 If the Company shall pay a stock dividend or declare a stock split on or with respect to any of its Common Stock, or otherwise distribute securities of the Company to the holders of its Common Stock, the number of shares of stock or other securities of Company issued with respect to the shares then subject to the restrictions contained in this Agreement shall be added to the Shares subject to the Company’s rights to repurchase pursuant to this Agreement. If the Company shall distribute to its stockholders shares of stock of another corporation, the shares of stock of such other corporation, distributed with respect to the Shares then subject to the restrictions contained in this Agreement, shall be added to the Shares subject to the Company’s rights to repurchase pursuant to this Agreement.

13.6 If the outstanding shares of Common Stock of the Company shall be subdivided into a greater number of shares or combined into a smaller number of shares, or in the event of a reclassification of the outstanding shares of Common Stock of the Company, or if the Company shall be a party to a merger, consolidation or capital reorganization, there shall be substituted for the Shares then subject to the restrictions contained in this Agreement such amount and kind of securities as are issued in such subdivision, combination, reclassification, merger, consolidation or capital reorganization in respect of the Shares subject immediately prior thereto to the Company’s rights to repurchase pursuant to this Agreement.

13.7 The Company shall not be required to transfer any Shares on its books which shall have been sold, assigned or otherwise transferred in violation of this Agreement, or to treat as owner of such Shares, or to accord the right to vote as such owner or to pay dividends to, any person or organization to which any such Shares shall have been so sold, assigned or otherwise transferred, in violation of this Agreement.

13.8 The provisions of Sections 13.1, 13.2 and 13.3 shall terminate upon the effective date of the registration of the Shares pursuant to the Securities Exchange Act of 1934.

13.9 If, in connection with a registration statement filed by the Company pursuant to the Securities Act, the Company or its underwriter so requests, the Participant will agree not to sell any Shares for a period not to exceed 180 days following the effectiveness of such registration.

13.10 The Participant acknowledges and agrees that neither the Company, its shareholders nor its directors and officers, has any duty or obligation to disclose to the Participant any material information regarding the business of the Company or affecting the value of the Shares before, at the time of, or following a termination of the employment, directorship or consultancy of the Participant by the Company, including, without limitation, any information concerning plans for the Company to make a public offering of its securities or to be acquired by or merged with or into another firm or entity.

13.11 All certificates representing the Shares to be issued to the Participant pursuant to this Agreement shall have endorsed thereon a legend substantially as follows:

“THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS SET FORTH IN A NON-QUALIFIED STOCK OPTION AGREEMENT DATED JANUARY 19, 2005 WITH THIS COMPANY, A COPY OF WHICH AGREEMENT IS AVAILABLE FOR INSPECTION AT THE OFFICES OF THE COMPANY OR WILL BE MADE AVAILABLE UPON REQUEST.”

14. NO OBLIGATION TO MAINTAIN RELATIONSHIP. The Company is not by the Plan or this Option obligated to continue the employee, director or consultant of the Company.

15. NOTICES. Any notices required or permitted by the terms of this Agreement or the Plan shall be given by hand delivery or by recognized courier service, facsimile, registered or certified mail, return receipt requested, addressed as follows:

If to the Company to:	The Company at its principal business office.

If to the Participant to:	The Participant at the address set forth In Exhibit C.

or to such other address or addresses of which notice in the same manner has previously been given. Any such notice shall be deemed to have been given upon the earlier of receipt, one business day following delivery to a recognized courier service or three business days following mailing by registered or certified mail.

16. GOVERNING LAW. This Agreement shall be construed and enforced in accordance with the law of the State of Delaware, without giving effect to the conflict of law principles thereof.

17. BENEFIT OF AGREEMENT. Subject to the provisions of the Plan and the other provisions hereof, this Agreement shall be for the benefit of and shall be binding upon the heirs, executors, administrators, successors and assigns of the parties hereto.

18. ENTIRE AGREEMENT. This Agreement, together with the Plan, embodies the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and supersedes all prior oral or written agreements and understandings relating to the subject matter hereof. No statement, representation, warranty, covenant or agreement not expressly set forth in this Agreement shall affect or be used to interpret, change or restrict, the express terms and provisions of this Agreement, provided, however, in any event, this Agreement shall be subject to and governed by the Plan.

19. MODIFICATIONS AND AMENDMENTS. The terms and provisions of this Agreement may be modified or amended as provided in the Plan.

20. WAIVERS AND CONSENTS. Except as provided in the Plan, the terms and provisions of this Agreement may be waived, or consent for the departure therefrom granted, only by written document executed by the party entitled to the benefits of such terms or provisions. No such waiver or consent shall be deemed to be or shall constitute a waiver or consent with respect to any other terms or provisions of this Agreement, whether or not similar. Each such waiver or consent shall be effective only in the specific instance and for the purpose for which it was given, and shall not constitute a continuing waiver or consent.

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IN WITNESS WHEREOF, the Company has caused this Agreement to be executed by its duly authorized officer, and the Participant has hereunto set his or her hand, all as of the day and year first above written.

COLEY PHARMACEUTICAL GROUP, INC.

By:
Its:

PARTICIPANT

Signature

Print Name:

Exhibit A

NOTICE OF EXERCISE OF NON-QUALIFIED STOCK OPTION

[Form For Unregistered Shares]

To: COLEY PHARMACEUTICAL GROUP, INC.

Ladies and Gentlemen:

I hereby exercise my Non-Qualified Stock Option to purchase              shares (the “Shares”) of the common stock, par value $.01 per share, of COLEY PHARMACEUTICAL GROUP, INC. (the “Company”), at the exercise price of $             per share, pursuant to and subject to the terms of that certain Non-Qualified Stock Option Agreement between the undersigned and the Company dated as of                     , 200  .

I am aware that the Shares have not been registered under the Securities Act of 1933, as amended (the “1933 Act”), or any state securities laws. I understand that the reliance by the Company on exemptions under the 1933 Act is predicated in part upon the truth and accuracy of the statements by me in this Notice of Exercise.

I hereby represent and warrant that (1) I have been furnished with all information which I deem necessary to evaluate the merits and risks of the purchase of the Shares, (2) I have had the opportunity to ask questions concerning the Shares and the Company and all questions posed have been answered to my satisfaction, (3) I have been given the opportunity to obtain any additional information I deem necessary to verify the accuracy of any information obtained concerning the Shares and the Company and (4) I have such knowledge and experience in financial and business matters that I am able to evaluate the merits and risks of purchasing the Shares and to make an informed investment decision relating thereto.

I hereby represent and warrant that I am purchasing the Shares for my own personal account for investment and not with a view to the sale or distribution of all or any part of the Shares. I understand that because the Shares have not been registered under the 1933 Act, I must continue to bear the economic risk of the investment for an indefinite time and the Shares cannot be sold unless the Shares are subsequently registered under applicable federal and state securities laws or an exemption from such registration requirements is available.

I agree that I will in no event sell or distribute or otherwise dispose of all or any part of the Shares unless (1) there is an effective registration statement under the 1933 Act and applicable state securities laws covering any such transaction involving the Shares, or (2) the

Company receives an opinion of my legal counsel (concurred in by legal counsel for the Company) stating that such transaction is exempt from registration or the Company otherwise satisfies itself that such transaction is exempt from registration.

I consent to the placing of a legend on my certificate for the Shares stating that the Shares have not been registered and setting forth the restriction on transfer contemplated hereby and to the placing of a stop transfer order on the books of the Company and with any transfer agents against the Shares until the Shares may be legally resold or distributed without restriction.

I understand that at the present time Rule 144 of the Securities and Exchange Commission (the “SEC”) may not be relied on for the resale or distribution of the Shares by me. I understand that the Company has no obligation to me to register the sale of the Shares with the SEC and has not represented to me that it will register the sale of the Shares.

I understand the terms and restrictions on the right to dispose of the Shares set forth in the 1999 Participant, Director and Consultant Stock Option Plan and the Non-Qualified Stock Option Agreement, both of which I have carefully reviewed. I consent to the placing of a legend on my certificate for the Shares referring to such restriction and the placing of stop transfer orders until the Shares may be transferred in accordance with the terms of such restrictions.

I have considered the Federal, state and local income tax implications of the exercise of my Option and the purchase and subsequent sale of the Shares.

I am paying the option exercise price for the Shares as follows:

Please issue the stock certificate for the Shares (check one): ☐ to me; or ☐ to me and                         , as joint tenants with right of survivorship

and mail the certificate to me at the following address:

                                                                                                              .

My mailing address for shareholder communications, if different from the address listed above is:

                                                                                                          .

Very truly yours,

Participant (signature)

Print Name

Date

Social Security Number

Exhibit A

NOTICE OF EXERCISE OF NON-QUALIFIED STOCK OPTION

[Form For Registered Shares]

TO: COLEY PHARMACEUTICAL GROUP, INC.

IMPORTANT NOTICE: This form of Notice of Exercise may only be used at such time as the Company has filed a Registration Statement with the Securities and Exchange Commission under which the issuance of the Shares for which this exercise is being made is registered and such Registration Statement remains effective.

Ladies and Gentlemen:

I hereby exercise my Non-Qualified Stock Option to purchase              shares (the “Shares”) of the common stock, par value $.01 per share, of COLEY PHARMACEUTICAL GROUP, INC. (the “Company”), at the exercise price of $             per share, pursuant to and subject to the terms of that certain Non-Qualified Stock Option Agreement between the undersigned and the Company dated as of                     , 200    . I understand the nature of the investment I am making and the financial risks thereof. I am aware that it is my responsibility to have consulted with competent tax and legal advisors about the relevant national, state and local income tax and securities laws affecting the exercise of the Option and the purchase and subsequent sale of the Shares.

I am paying the option exercise price for the Shares as follows:

Please issue the stock certificate for the Shares (check one): [    ] to me; or [    ] to me and                                 , as joint tenants with right of survivorship and mail the certificate to me at the following address:

                                                                                                                           .

My mailing address for shareholder communications, if different from the address listed above, is:

                                                                                  .

Very truly yours,

Participant (signature)

Print Name

Date

Social Security Number

EXHIBIT B

ELECTION UNDER SECTION 83(b) OF THE

INTERNAL REVENUE CODE OF 1986, AS AMENDED

In accordance with Section 83(b) of the Internal Revenue Code of 1986, as amended (the “Code”), the Taxpayer named below hereby elects to include in his gross income as compensation for services the excess, if any, of the fair market value of the Property (described below) at the time of transfer over the amount paid for such Property.

The information prescribed in Regs. 1.83-2 is as follows:

1. The name, address and taxpayer identification number of the person who performed the services (the “Taxpayer”) are:

Name:
Address:
Taxpayer Identification No.:

2. The property with respect to which the election is being made (the “Property”) is              shares (the “Shares”) of common stock ($.01 par value per share) of Coley Pharmaceutical Group, Inc. (the “Company”).

3. This election is made for the calendar year 200    , with respect to the transfer of the property to the Taxpayer on                     , 200    .

4. Description of Restrictions: The Property is subject to the following restrictions:

If the Taxpayer ceases to be an employee, director or consultant to the Company, the Company may redeem any unvested Shares in exchange for the purchase price paid therefore; in the case of a termination for “cause” the Company may also redeem all vested Shares for the fair market value thereof on the date of termination.

5. The fair market value of the Property at the time of transfer (determined without regard to any lapse restriction, within the meaning of Regs. 1.83-3(i)) was not more than $             per share.

6. The amount paid for the Property was $             share.

7. A copy of this election has been furnished to the Company.

Signed this      day of             , 200    .

Print Name: